EXHIBIT 32.1


                                  SECTION 1350
                                  CERTIFICATION

         I, Robert Fallah, Chief Executive Officer and Chief Financial Officer of Key Command International Corp., hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2004 (the "Quarterly Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Key Command International Corp.


Dated:  June 6, 2005                                 /s/ Robert Fallah
                                                     ---------------------------
                                                     Robert Fallah
                                                     Chief Executive Officer and
                                                     Chief Financial Officer


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Key Command International Corp. and will be retained by Key Command International Corp. and furnished to the Securities and Exchange Commission or its staff upon request.